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                          BERGER LARGE CAP GROWTH FUND
                           BERGER MID CAP GROWTH FUND
                        BERGER SMALL COMPANY GROWTH FUND
                           BERGER LARGE CAP VALUE FUND
                            BERGER MID CAP VALUE FUND
                           BERGER SMALL CAP VALUE FUND

                         SUPPLEMENT DATED June 14, 2002
                                       To
                        PROSPECTUS DATED January 29, 2002


Effective June 14, 2002, the Berger Funds listed above adopted a non-fundamental investment policy pursuant to Rule 35d-1 of the Investment Company Act of 1940, which requires that at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) be invested, under normal circumstances, in securities suggested by the Fund's name. To implement the new requirement, the Funds revised their investment policies to increase from 65% to 80% the amount of assets required to be invested in the market capitalization suggested by a Fund's name.

In addition, the Berger Mid Cap Growth Fund and Berger Mid Cap Value Fund revised their investment policies concerning market capitalization to provide that, under normal market circumstances, at least 80% of their assets will be invested in securities that have a market capitalization, at the time of initial purchase, within the 12-month average of the capitalization range of the Russell Midcap Index. Investors will be given at least 60 days notice prior to any future change in a Fund's 80% investment policy.

The section of the Prospectus titled "The Fund's Goals and Principal Investment Strategies" for each Fund is amended accordingly.